As filed with the U.S. Securities and Exchange Commission on February 17, 2017

File Nos. 811-07763

333-10015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 63	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 64	☒

(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1676 N. California Blvd., Suite 500, Walnut Creek, California 94596

(Address of Principal Executive Offices) (Zip Code)

(925) 254-8999

(Registrant’s Telephone Number, including Area Code)

Copies of Communications to:

Jeremy L. DeGroot 1676 N. California Blvd., Suite 500 Walnut Creek, California 94596	David A. Hearth, Esq. Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, California 94105
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

LITMAN GREGORY FUNDS TRUST

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Alternative High Income Fund - Institutional Class - [    ]

Investor Class - [    ]

[    ], 2017

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Privacy Notice	Inside Back Cover

For More Information	Back Cover

Litman Gregory Masters Alternative High Income Fund

Summary Section

Investment Objective

The Litman Gregory Masters Alternative High Income Fund (the “Alternative High Income Fund”) seeks to achieve attractive risk-adjusted long-term total returns, primarily through current income, with low to moderate volatility. In seeking to achieve this objective, the Alternative High Income Fund will rely on multiple investment managers and investment strategies.

Fees and Expenses of the Alternative High Income Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative High Income Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	[ ]%	[ ]%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses(1)	[ ]%	[ ]%

Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement(2)	[ ]%	[ ]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	[ ]%	[ ]%

(1)	“Other Expenses” have been estimated for the current fiscal year. Actual expenses may be different.

(2)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative High Income Fund, has contractually agreed to limit the Alternative High Income Fund’s operating expenses (including management fees payable to Litman Gregory but excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through [ ] (unless otherwise sooner terminated) to an annual rate of [ ]% for the Institutional Class and [ ]% for the Investor Class (the “Operating Expense Limitation”). Because operating expenses do not include dividend and interest expense, which fluctuates depending on the portfolio composition, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement disclosed in this table may exceed the Operating Expense Limitation. This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the Alternative High Income Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative High Income Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

Example

This example is intended to help you compare the cost of investing in the Alternative High Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative

High Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year			Three Years
Institutional Class	$	[	]	$	[	]
Investor Class	$	[	]	$	[	]

Portfolio Turnover

The Alternative High Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative High Income Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative High Income Fund’s performance.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Alternative High Income Fund, believes that it is possible to identify highly skilled and experienced investment managers who can successfully execute various investment approaches that can provide high current income relative to investment-grade fixed-income portfolios, with low to moderate volatility. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the Alternative High Income Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative High Income Fund is intended to be used by investors seeking current income.

Litman Gregory is responsible for hiring and firing investment managers and carefully chooses the sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis including, but not limited to, evaluation of: the investment process; the consistency of its execution and discipline; portfolio construction; individual holdings; strategies employed; past mistakes; risk controls; team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, detailed quantitative historical performance evaluation, extensive discussions with members of the investment team, and firm management and background checks through industry contacts. Each sub-advisor’s

2	Litman Gregory Funds Trust

management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and will deliver strong portfolio income relative to investment-grade fixed income portfolios, with low to moderate volatility. Litman Gregory prefers managers who it believes will add value by flexibly responding to evolving market conditions by adjusting duration and credit exposure, among other factors.

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative High Income Fund’s overall portfolio. No strategy will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to (or removed from) the Alternative High Income Fund in the future and/or there may be adjustments in the allocation ranges.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative High Income Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative High Income Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative High Income Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest-conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative High Income Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Examples of the types of sub-advisors include: corporate credit managers who may invest globally in high-yield bonds, leveraged loans, convertible bonds and emerging markets corporate bonds; structured debt managers who may invest in residential mortgage backed securities, commercial mortgage backed securities, collateralized loan obligations and other asset backed securities such as auto loans, credit card receivables and such; managers who invest systematically and tactically through the use of option writing (puts and calls), option straddles and option strangles; managers who seek opportunities in preferred stocks, closed-end funds, income-oriented equities and other mispriced sources of income; and, managers who use various derivative instruments (CDS/CDX, Interest Rate Futures, Swaps and Swaptions, Equity Options, and others) to hedge the volatility of their returns. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative High Income Fund’s portfolio at all times.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative High Income Fund. An investment in the Alternative High Income Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative High Income Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

Fund Summary	3

Litman Gregory Masters Alternative High Income Fund — (Continued)

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative High Income Fund’s ability to invest in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Credit Risk. This is the risk that the Alternative High Income Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Alternative High Income Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Alternative High Income Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.
•	Foreign Investment and Emerging Markets Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative High Income Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, currency blockages, political and economic instability, differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, and smaller and less-strict regulation of securities markets. These risks are greater in emerging markets. There is no limit to the Alternative High Income Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the Alternative High Income Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency. The Alternative High Income Fund may invest in foreign currencies for investment and hedging purposes.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative High Income Fund’s portfolio securities to be magnified and the Alternative High Income Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative High Income Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative High Income Fund’s net asset value to greater volatility.

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡

Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible

4	Litman Gregory Funds Trust

inability of the Alternative High Income Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Short Sale Risk. This is the risk that the value of a security the Alternative High Income Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative High Income Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative High Income Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Multi-Style Management Risk. This is the risk that the Alternative High Income Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative High Income Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Portfolio Turnover Risk. This is the risk that the Alternative High Income Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative High Income Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative High Income Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Alternative High Income Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Performance

The Alternative High Income Fund has not commenced investment operations. Once the Alternative High Income Fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. Updated performance information is available on the Alternative High Income Fund’s website at www.mastersfunds.com.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE HIGH INCOME FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2017

SUB-ADVISOR	PORTFOLIO MANAGER

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 6 of this Prospectus.

Fund Summary	5

Summary of Other Important Information Regarding the Fund

Transaction Policies

You may purchase, redeem or exchange Alternative High Income Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o Boston Financial Data Services, P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Alternative High Income Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Alternative High Income Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)	The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Alternative High Income Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Alternative High Income Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Alternative High Income Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Alternative High Income Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those  accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Alternative High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Alternative High Income Fund and/or Litman Gregory may pay the intermediary for the sale of Alternative High Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Alternative High Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6	Litman Gregory Funds Trust

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Alternative High Income Fund’s returns will vary, and you could lose money on your investment in the Fund. An investment in the Alternative High Income Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for the Alternative High Income Fund are identified in the Fund’s Summary Section and are described in further detail below. Additional information about the principal risks is included in the Alternative High Income Fund’s Statement of Additional Information (the “SAI”).

Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed-income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed-income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative High Income Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative High Income Fund may incur additional expenses if a holding defaults and the Alternative High Income Fund has to seek recovery of its principal investment. Below investment-grade fixed-income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative High Income Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative High Income Strategies Fund’s ability to invest in below investment-grade fixed income securities.
Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub-adviser may not disappear or may even increase, in which case losses may be realized.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Alternative High Income Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Alternative High Income Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.
Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Description of Principal Investment Risks	7

Description of Principal Investment Risks — (Continued)

Credit Risk	Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative High Income Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances where the Alternative High Income Fund enters into OTC derivative transactions, the Alternative High Income Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Alternative High Income Fund will sustain losses or be unable to realize gains.
Currency Risk	The Alternative High Income Fund may invest in foreign currencies for investment and hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Alternative High Income Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative High Income Fund also is subject to currency risk because it may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative High Income Fund to incur losses that would not have been incurred had the risk been hedged.
Debt Securities Risk	The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.
Derivatives Risk	Some of the instruments in which the Alternative High Income Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. These instruments include, without limitation, options, futures contracts, credit default swaps, P-Notes and total return swaps. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. Some OTC derivative instruments may expose the Alternative High Income Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, the Alternative High Income Fund may lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom. Investing for hedging purposes or to increase the Alternative High Income Fund’s return may result in certain additional transaction costs that may reduce the Alternative High Income Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the sub-advisors. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of the Alternative High Income Fund. Derivatives may create a risk of loss greater than the amount invested.
Options Risk.	The Alternative High Income Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

8	Litman Gregory Funds Trust

Futures Contracts Risk.	The Alternative High Income Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.
P-Notes Risk.	P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.
Credit Default Swaps Risk.	The Alternative High Income Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Description of Principal Investment Risks	9

Description of Principal Investment Risks — (Continued)

Total Return Swaps Risk.	The Alternative High Income Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate (“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure - that is, both market and credit exposure - to the reference asset. The total return payer - often the owner of the reference obligation - gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.
Distressed Companies Risk

Investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Alternative High Income Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Alternative High Income Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Alternative High Income Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Alternative High Income Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Alternative High Income Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Emerging Markets Risk	Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment and Emerging Markets Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

10	Litman Gregory Funds Trust

Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Foreign Investment and Emerging Markets Risk	Investing in foreign (non-U.S) securities may expose the Alternative High Income Fund to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. These risks are greater in the emerging markets. There is no limit to the Alternative High Income Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described under “Emerging Markets Risk.”
Interest Rate Risk	Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Alternative High Income Fund’s portfolio securities to be magnified and the Alternative High Income Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative High Income Fund may borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
Market Risk	The market prices of securities owned by the Alternative High Income Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

Description of Principal Investment Risks	11

Description of Principal Investment Risks — (Continued)

Mortgage-Backed Securities Risk	Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose the Alternative High Income Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Multi-Style Management Risk	Because portions of the Alternative High Income Fund’s assets are managed by different portfolio managers using different styles/strategies, the Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results. In addition, the Alternative High Income Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.
Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of the Alternative High Income Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause the Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in the Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of the Fund, consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.
Short Sale Risk	The Alternative High Income Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Alternative High Income Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Alternative High Income Fund. The Alternative High Income Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Alternative High Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Alternative High Income Fund. To meet current margin requirements, the Alternative High Income Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

12	Litman Gregory Funds Trust

Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative High Income Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Alternative High Income Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Description of Principal Investment Risks	13

Fund Management and Investment Styles

The Advisor

The Alternative High Income Fund is managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Fund (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Fund.

Jeremy DeGroot is a Trustee and President of the Trust and the Portfolio Manager of the Alternative High Income Fund. He is also a Principal and Member of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns and provides research to Litman Gregory, and serves as its Chief Investment Officer. Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Jason Steuerwalt is a senior Research Analyst at the Advisor. Prior to joining LGAM in 2013, Steuerwalt was a Vice President with Hall Capital Partners, focusing on absolute return hedge funds and opportunistic/private credit strategies.

DeGroot, Chee and Steuerwalt are the individuals at Litman Gregory primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of Litman Gregory’s responsibilities with respect to the Fund.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is Litman Gregory’s belief that asset levels are particularly relevant to the Fund given its concentrated investment strategy. Because of this belief, the Alternative High Income Fund may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. For the Alternative High Income Fund, Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the Alternative High Income Fund vary. The segment of the Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Fund or that several managers may simultaneously favor the same industry segment. Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may

14	Litman Gregory Funds Trust

result in allocation drift among the managers of the Fund. Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman Gregory. Each manager independently selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

At times, allocation adjustments in the Alternative High Income Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative High Income Fund. Litman Gregory has analyzed the individual and combined performance of the Alternative High Income Fund’s managers in a variety of investment environments.

In the event a manager ceases to manage a segment of the Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Fund.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of the Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits the Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Fund or Litman Gregory.

Portfolio Holdings Information

A description of the Alternative High Income Fund’s policies and procedures regarding disclosure of the Fund’s portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Fund’s transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

The Alternative High Income Fund pays a monthly investment advisory fee to Litman Gregory based on the Fund’s average daily net assets. The table below illustrates the base fee rates payable to Litman Gregory and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

Fund	Advisory Fee (as a percentage of net assets)
Alternative High Income Fund	First [ ]	[	]%
	Over [ ]	[	]%

Litman Gregory, not the Fund, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), Litman Gregory has agreed to limit the operating expenses of the Alternative High Income Fund, through [    ] (unless otherwise sooner terminated), to an annual rate of [    ]% for the Institutional Class and [    ]% for the Investor Class. Such annual rates are expressed as a percentage of the daily net assets of the Fund attributable to the applicable class. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to the Expenses Limitation Agreement is subject to the repayment by the Alternative High Income Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative High Income Fund, as appropriate, is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. Operating expenses referred to in this paragraph includes management fees payable to Litman Gregory but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

A discussion regarding the Board’s basis for approving the Alternative High Income Fund’s investment advisory agreement with Litman Gregory and each sub-advisor will be available in the Fund’s first Annual Report or Semi-Annual Report to Shareholders following the effective date of the Fund’s registration statement.

Fund Management and Investment Styles	15

Litman Gregory Masters Alternative High Income Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative High Income Fund’s various sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return relative to investment grade, fixed-income portfolios subject to the goal of low to moderate volatility and low risk of permanent capital impairment. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the prospective target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed-income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative High Income Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return[ and can also borrow amounts up to one third of the value of the Alternative High Income Fund’s total assets (except that the Alternative High Income Fund may exceed this limit to satisfy redemption requests or for other temporary purposes)]. Each of the managers may invest in illiquid securities; however, the Alternative High Income Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest-conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative High Income Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the anticipated strategies the sub-advisors will focus on are as follows: (1) a global corporate credit strategy, (2) a structured credit strategy, (3) an options-based strategy, and (4) a volatility / hedging strategy. Other appropriate strategies may also be considered and added to (or removed from) the Alternative High Income Fund.

The following table provides a description of prospective Alternative High Income Fund’s strategies and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative High Income Fund follows the table.

STRATEGY	TARGET ASSET ALLOCATION RANGE
Global Corporate Credit	40-80%
Structured Credit	20-40%
Option Income	10-25%
Volatility / Hedging	0-25%
Other Strategies	0-25%

Litman Gregory Masters Alternative High Income Fund Portfolio Managers

Global Corporate Credit Strategy

[Portfolio Manager]

[Firm]

[Address]

Structured Credit Strategy

[Portfolio Manager]

[Firm]

[Address]

Option Income Strategy

[Portfolio Manager]

[Firm]

[Address]

Volatility / Hedging Strategy

[Portfolio Manager]

[Firm]

[Address]

Other Strategies

[Portfolio Manager]

[Firm]

[Address]

16	Litman Gregory Funds Trust

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Litman Gregory Masters Alternative High Income Fund – Sub-Advisors	17

Shareholder Services

The Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, the Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Fund is not registered for sale outside of the United States and is available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Fund. All of these accounts need to be established by the plan’s trustee. The Fund does not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2017, the amount is $14,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in the Fund, you need to decide which class of shares best suits your needs. The Fund offers two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for the Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for the Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class shares cannot be purchased directly from the Fund. Investor Class shares have adopted a Distribution and

18	Litman Gregory Funds Trust

Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Fund. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of the Fund has a lower expense ratio than the Investor Class of the Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Fund has established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares and Investor Class shares:

Alternative High Income Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Fund’s standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in the Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds. The Fund does not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

The mailing addresses for the Fund are:

For Regular Delivery:

Litman	Gregory Funds Trust
c/o	Boston Financial Data Services
P.O.	Box 219922
Kansas	City, MO 64121-9922

For Overnight Delivery:

Litman	Gregory Funds Trust
c/o	Boston Financial Data Services
330	West Ninth Street
Kansas	City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program. Until such verification is made, the Fund may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Shareholder Services	19

Shareholder Services — (Continued)

Certain requests must include a medallion guarantee. This is designed to protect you and the Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman	Gregory Funds Trust
c/o	Boston Financial Data Services
P.O.	Box 219922
Kansas	City, MO 64121-9922

For Overnight Delivery:

Litman	Gregory Funds Trust
c/o	Boston Financial Data Services
330	West Ninth Street
Kansas	City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Fund before 4:00 p.m., Eastern time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that the Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

Boston Financial Data Services, the Fund’s transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Fund’s principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of the Fund may be exchanged for the same class of shares of any series of the Trust; and (ii) the Investor Class shares of the Fund may be exchanged for the Institutional Class shares of the Fund, if the investor is eligible to invest in the Institutional Class shares of the Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the

20	Litman Gregory Funds Trust

number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the NYSE is open for normal trading. The Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Fund offers a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

The Fund is open for business each day the NYSE is open. The Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern time.

The Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of the Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

The Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and its NAV. The SAI further describes the Fund’s valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Fund does not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Fund will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Fund. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Fund. Under the Distribution Plan, the Fund is authorized to pay the Fund’s distributor a fee for the sale and distribution of the Investor Class shares of the Fund and for related services the Fund’s distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Fund. Because this fee is paid out of the assets of the Investor Class of the Fund on an on-going basis, over time these fees will increase the cost of your investment in the Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Fund may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you

Shareholder Services	21

Shareholder Services — (Continued)

advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

Redemptions

•	Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you. The Fund may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

•	If the amount you are redeeming from the Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period, the Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Fund should be made for long-term investment purposes only. The Fund, as a matter of policy, actively discourages market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their practices. The ability of the Fund and its agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Fund is required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Fund). Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund and its agents consider the information actually available to them at the time.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to the Fund). The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. The Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Fund or Litman Gregory will identify all frequent purchase and sale activity affecting the Fund.

The Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before the Fund takes any action.

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

The Fund generally distributes substantially all of its net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed annually in November or December.

22	Litman Gregory Funds Trust

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Fund offers three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Fund will automatically reinvest all distributions under $10 in additional shares of the Fund, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Fund passes its earnings along to investors as distributions. The Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, the Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Litman Gregory Masters Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of the Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 28% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

Shareholder Services	23

Index Descriptions

The 3-Month LIBOR represents the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Morningstar Multialternative Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.

The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies of the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The Russell Global Ex U.S. Large Cap Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global Ex U.S. Large Cap Index is constructed to provide a comprehensive and unbiased barometer for the global large cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

Direct investment in an index is not possible.

24	Litman Gregory Funds Trust

Financial Highlights

The Trust’s registration statement with respect to the Alternative High Income Fund became effective on [ ], 2017, as a result, audited financial highlights are not available for the Fund and financial statements for the Fund are not included in the Trust’s shareholder reports.

Financial Highlights	25

Privacy Notice

The Fund may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Not Part of Prospectus

Privacy Notice

For More Information

Statement of Additional Information:

The SAI contains additional information about the Fund.

Annual and Semi-Annual Reports:

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the Fund’s Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Fund’s Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Fund, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Fund’s website (http://www.mastersfunds.com), or by writing to the Fund.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Fund’s Annual or Semi-Annual Reports to Shareholders and other information about the Fund on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may also visit the SEC’s Public Reference Room in Washington, D.C. to review and copy information about the Fund (including the SAI). Information on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 551-8090. You may request copies of information available on the EDGAR Database by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Alternative High Income Fund	[ ]
Institutional Class		[ ]	[ ]	[ ]
Investor Class		[ ]	[ ]	[ ]

Website:

www.mastersfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2017 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Alternative High Income Fund

Institutional Class – [    ]

Investor Class – [    ]

STATEMENT OF ADDITIONAL INFORMATION

Dated [    ], 2017

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated [     ], 2017, as it may be amended from time to time, of Litman Gregory Masters Alternative High Income Fund (the “Alternative High Income Fund”), a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. Litman Gregory Fund Advisors, LLC (the “Advisor” or “Litman Gregory”) is the investment advisor of the Fund. The Advisor has retained certain investment managers as sub-advisors (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors”), each responsible for portfolio management of a segment of the Fund’s total assets. A copy of the Fund’s prospectus and most recent annual report may be obtained from the Trust without charge at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, telephone 1-800-960-0188.

The Trust’s audited financial statements for the fiscal year ended December 31, 2016 are incorporated by reference to the Trust’s Annual Report for the fiscal year ended December 31, 2016. The Alternative High Income Fund is not included in the Trust’s most recent Annual Report because it commenced investment operations on [    ], 2017, but will be included in the Trust’s next report to shareholders following such date.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of five separate series: the Equity Fund, the International Fund, the Smaller Companies Fund, the Alternative Strategies Fund, and the Alternative High Income Fund. This SAI relates only to the Alternative High Income Fund and not to the other series of the Trust (collectively, the “Funds”).

The Alternative High Income Fund commenced operations on [    ], 2017. Both the Institutional Class and the Investor Class commenced operations on that date.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of the Alternative High Income Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund’s investment objective is set forth in the Fund’s prospectus. There is no assurance that the Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of the Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Ba1” by Moody’s and/or “BB+” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt)

The Alternative High Income Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. The Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by the Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating its net asset value (“NAV”).

[The Alternative High Income Fund limits the amount of its assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, the Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the Participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (the “SEC”) interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.]

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities

The Alternative High Income Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Alternative High Income Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Alternative High Income Fund invests in private activity bonds, its shareholders may be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities

The Alternative High Income Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, the Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

The Alternative High Income Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by the Alternative High Income Fund may subject its shareholders to multiple levels of fees and expenses as Fund shareholders will directly bear the fees and expenses of the Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which the Fund invests.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts. The Alternative High Income Fund may use forward foreign currency exchange contracts for hedging purposes as well as investment purposes. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•	Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Highland Alternative Income Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements

The Alternative High Income Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or the seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the contract. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity. There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX. The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market. For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities. The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities. There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’. The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans. The basket is made up of 100 names. Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Total Return Swap Agreements

The Alternative High Income Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC. A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with SEC requirements intended to ensure that a Fund’s use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars. The Alternative High Income Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use of Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its total assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s total assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities

The Alternative High Income Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

The Alternative High Income Fund is authorized to borrow money from banks in amounts up to 33-1/3% of its total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing s for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities , and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Convertible Arbitrage

The Alternative High Income Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage

The Alternative High Income Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies

Each Fund may invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions

The Trust, on behalf of the Alternative High Income Fund, has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Alternative High Income Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) the Alternative High Income Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Alternative High Income Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Alternative High Income Fund.

The Alternative High Income Fund may not:

1. Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2. Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage, where, if necessary to comply with Section 18(f) of the 1940 Act, the Fund sets aside in a segregated account, and marks to market daily, liquid securities, such as cash, U.S. government securities, or high-grade debt obligations, equal to the Fund’s potential obligation or economic exposure under these transactions and instruments.

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6. Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

8. Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

9. Make investments for the purpose of exercising control or management.

The Alternative High Income Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

The Alternative High Income Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2. Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council, Independent Directors Council (education for investment company independent directors) since 2014; Director, Northern California Society of Botanical Artists (botanical art) since 2014; Vice President and Director, and WildCare Bay Area (wildlife rehabilitation) since 2007.	5	Forward Funds (25 portfolios) Salient MS Funds (4 portfolios)

Frederick A. Eigenbrod, Jr., Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None

Harold M. Shefrin, Ph.D. 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust (9 portfolios)

Taylor M. Welz 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1959)	Independent Trustee	Open-ended term; served since inception	CPA/PFS, CFP; President, Chief Compliance Officer & Sole Owner, Welz Financial Services, Inc. (investment advisory services and retirement planning), since 2007; and Partner and Chief Compliance Officer, Bowman & Company LLP (certified public accountants) from 1987 to 2007.	5	None

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Kenneth E. Gregory** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1957)	Trustee and Chairman of the Board	Open-ended term; served since inception	President of the Advisor; Managing Member of Litman Gregory Asset Management, LLC (investment advisors) since 2000; President of Litman Gregory Research, Inc. (publishers) since 2000; Chief Strategist of Litman Gregory Asset Management, LLC from 2000 to 2011; and Officer of Litman Gregory Analytics, LLC (web based publisher of financial research) from 2000 to 2006.	5	None

Jeremy DeGroot** 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1963)	President and Trustee	Open-ended term; served as a Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	5	None

Steven Savage 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1961)	Secretary	Open-ended term; served since 2014	Managing Partner of the Advisor since 2010; Partner of the Advisor from 2003 to 2010.	N/A	None

John Coughlan 4 Orinda Way, Suite 200D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt are each a Senior Research Analyst at the Advisor, and Jack Chee and Rajat Jain are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, which are discussed in greater detail under “ Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board does not currently have a designated lead Independent Trustee. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. Gregory serves as the Chairman of the Board and President of the Advisor. Mr. Gregory is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor. In developing the Board’s structure, the Board has determined that Mr. Gregory’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from a “Valuation Committee,” composed of the following senior employees of the Advisor: John Coughlan, Jeremy DeGroot, Jack Chee and Rajat Jain. The Valuation Committee operates pursuant to the Trust’s Valuation Procedures, as approved by the Board. The Valuation Committee reports to the Board on the valuation of the Funds’ portfolio securities, reviews the performance of each approved pricing service, and recommends to the Board for approval pricing agents for the valuation of Fund holdings.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. Gregory’s Trustee Attributes include his position as President of the Advisor. In this position, Mr. Gregory has intimate knowledge of the Trust and its operations, personnel and financial resources. His position of influence and responsibility at the Advisor, in addition to his knowledge of the Advisor, has been determined to be valuable to the Board in its oversight of the Trust. In addition, Mr. Gregory co-founded Litman Gregory Asset Management, LLC (“LGAM”) and has served as its Chief Investment Officer and Chief Strategist.

Mr. DeGroot’s Trustee Attributes include his position as Chief Investment Officer of LGAM. In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and tactical allocation decisions. Mr. DeGroot also has prior experience as an economics consultant and economist.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds. Ms. Allecta also has mutual fund board experience, having served on the board of trustees of Forward Funds since 2012,the advisory board of Forward Funds since 2010, and the board of trustees of the Salient MS Trust since 2015. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance and accounting. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds—Investment Trust since 1999.

Mr. Welz’s Trustee Attributes include many years of financial reporting, auditing and investment advisory experience. Mr. Welz is a Certified Public Accountant and also serves as the President, Chief Compliance Officer and Sole Owner of Welz Financial Services, Inc., an investment advisory services and retirement planning firm.

Board Committees

The Board has four standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2016
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. (Chairman) Taylor M. Welz	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	2

Qualified Legal Compliance Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2016
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0
Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2016
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. (Chairman) Harold M. Shefrin, Ph.D. Taylor M. Welz	Responsible for evaluating the size and compensation of the Board and seeking and reviewing candidates for consideration as nominees for Trustees.	0

Trustee Ownership of Fund Shares

As of [    ], the Trustees owned the following dollar range of shares of the Fund (1).

Name of Trustee	Alternative High Income Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	[ ]	[E]
Frederick A. Eigenbrod, Jr., Ph.D.	[ ]	[E]
Harold M. Shefrin, Ph.D.	[ ]	[D]
Taylor M. Welz	[ ]	[E]
Interested Trustees
Kenneth E. Gregory	[ ]	[E]
Jeremy DeGroot	[ ]	[E]

(1)	Dollar Range of Equity Securities in the Fund:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2016, the Trustees each oversaw four registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates

[As of December 31, 2016, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, U.S. Bancorp, Quasar Distributors LLC (the “Prior Distributor”), ALPS Distributors, Inc. (the “Distributor) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, U.S. Bancorp, the Prior Distributor, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.]

Compensation

For the year ended December 31, 2016, each Independent Trustee received an annual fee of $90,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.

As of [     ], to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of the Alternative High Income Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2016. The Alternative High Income Fund is not included in the table below because it had not commenced operations as of December 31, 2016.

Name of Person, Position	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Julie Allecta, Trustee	None	None	$90,000
Frederick A. Eigenbrod, Jr., Ph.D. Trustee	None	None	$90,000
Harold M. Shefrin, Ph.D. Trustee	None	None	$90,000
Taylor M. Welz, Trustee	None	None	$90,000
Interested Trustees
Jeremy DeGroot, President and Trustee*	None	None	None
Kenneth E. Gregory, Trustee*	None	None	None

*	As of December 31, 2016, Messrs. DeGroot and Gregory were Interested Trustees because of their relationship with the Advisor and accordingly served on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of [     ], the shareholders indicated below were considered to be either a control person or principal shareholder of the Alternative High Income Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;

•	The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public ( e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by LGAM. Craig Litman, Kenneth Gregory and certain other senior employees of LGAM own approximately 85% of LGAM, and the remainder of LGAM is owned by a private equity firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the Alternative High Income Fund, through [     ] (unless otherwise sooner terminated), to an annual rate of [     ]% for the Institutional Class and [     ]% for the Investor Class. Such annual rates are expressed as a percentage of the daily net assets of the Fund attributable to the applicable class. Any fee waiver or expense reimbursement made by the Advisor pursuant to the Expenses Limitation Agreement is subject to the repayment by the Alternative High Income Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the Alternative High Income Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. Operating expenses referred to in this paragraph includes management fees payable to the Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. At a Board meeting held on [     ], the Board approved the Management Agreement of the Alternative High Income Fund until [     ]. A discussion regarding the Board’s basis for approving the Alternative High Income Fund’s investment advisory agreement with Advisor and each Sub-Advisor will be available in the Fund’s first Annual Report or Semi-Annual Report to Shareholders following the effective date of the Fund’s registration statement.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of the Alternative High Income Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of [     ]. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Fund’s portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the [ ]. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

[TO BE UPDATED]

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of the Alternative High Income Fund, as of [     ].

Portfolio Manager	Dollar Range of Securities Owned

Key of Dollar Ranges for Table: A - None; B - $1 to $10,000; C - $10,001 to $50,000; D - $50,001 to $100,000; E - $100,001 - $500,000; F - $500,001 - $1,000,000; G - Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

LITMAN GREGORY

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

[TO BE UPDATED FOR SUBADVISORS]

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2016, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

Prior to September 10, 2014, US Bancorp Fund Services, LLC (“US Bancorp”) served as administrator to the Trust and provided substantially similar services as the Administrator.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

Distribution of Fund Shares

Effective October 1, 2014, the Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor is compensated for performing this service by the Advisor and is not paid by the Funds.

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class of the Alternative High Income Fund.

Under the Distribution Plan, the Alternative High Income Fund is authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of such Fund’s average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of the Fund’s Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class of the Alternative High Income Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to prospective shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Alternative High Income Fund may, from time to time, deem advisable.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period. The Advisor does not expect each Fund’s portfolio turnover rate to exceed 150% in most years.

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Board or its delegates deem that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the data hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of certain publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 28% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% net investment income tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gain from the disposition of shares of the Funds. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum capital gains tax rate. Availability of the deduction and/or taxation at the maximum capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of shares of a Fund, generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any applicable intergovernmental agreements, withholding under FATCA is required: (i) generally with respect to distributions from each Fund; and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENER AL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Alternative High Income Fund commenced operations on [    ]. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. The Board has created five series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds. Currently, the Alternative High Income Fund is authorized to issue two classes of shares: Institutional Class shares and Investor Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Smaller Companies Fund, the Alternative Strategies Fund and the Alternative High Income Fund are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and Litman Gregory have obtained an exemptive order from the SEC, which permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 55 Second Street, San Francisco, California 94105.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds, except for the Alternative High Income Fund, for the year ended December 31, 2016, and [    ]’s report thereon are incorporated by reference. The report of [    ], the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of [    ] and on the authority of such firm as experts in auditing and accounting. As the Alternative High Income Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Alternative High Income Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1—highest quality; Prime 2—higher quality; Prime 3—high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Articles of Incorporation.

	(1)	Agreement and Declaration of Trust (1)

		(A)	Amendment to Agreement and Declaration of Trust (2)

		(B)	Amendment to Agreement and Declaration of Trust dated December 4, 2008 (8)

		(C)	Amendment to Agreement and Declaration of Trust dated August 31, 2011 (8)

(b)		By-laws (12)

(c)		Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of Trust and Article II of Third Amended and Restated By-Laws

(d)		Investment Advisory Contracts

	(1)	Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated April 1, 2013 (10)

	(2)	Sub-Advisory Agreements

		(A)	Equity Fund

			1.	Investment Management Agreement with Davis Selected Advisers L.P. (13)

			2.	Investment Management Agreement with Wells Capital Management, Inc. (13)

			3.	Investment Management Agreement with Sands Capital Management, LLC (13)

			4.	Investment Management Agreement with Harris Associates L.P. (7)

			5.	Investment Management Agreement with Nuance Investments, LLC (13)

			6.	Investment Management Agreement with Fiduciary Management, Inc. (13)

		(B)	International Fund

			1.	Investment Management Agreement with Harris Associates L.P. (13)

			2.	Investment Management Agreement with Thornburg Investment Management, Inc. (5)

			3.	Investment Management Agreement with Northern Cross, LLC (13)

			4.	Investment Management Agreement with Lazard Asset Management LLC (13)

		(C)	Smaller Companies Fund

			1.	Investment Management Agreement with First Pacific Advisors, LLC (13)

			2.	Investment Management Agreement with Wells Capital Management, Inc. (13)

			3.	Investment Management Agreement with Cove Street Capital, LLC (13)

		(D)	Alternative Strategies Fund

			1.	Investment Management Agreement with DoubleLine Capital LP (13)

			2.	Investment Management Agreement with First Pacific Advisors, LLC (13)

			3.	Investment Management Agreement with Loomis, Sayles & Company, LP (13)

			4.	Investment Management Agreement with Water Island Capital LLC (13)

			5.	Investment Management Agreement with Passport Capital, LLC (13)

(e)		Underwriting Contracts

	(1)	Distribution Agreement with ALPS Distributors, Inc. dated September 17, 2014 (13)

(f)		Bonus or Profit Sharing Contracts – None

(g)		Custodian Agreements

	(1)	Custody Agreement with State Street Bank and Trust Company (13)

		(A)	Amendment dated August 31, 2011 to the Custody Agreement (8)

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(h)		Other Material Contracts

	(1)	Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 (13)

	(2)	Powers of Attorney dated April 30, 2014 (13)

	(3)	Restated Contractual Advisory Fee Waiver Agreement (13)

		(A)	Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement (13)

		(B)	Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement (11)

	(4)	Operating Expenses Limitation Agreements

		(A)	Operating Expenses Limitation Agreement dated August 31, 2011 for Alternative Strategies Fund (13)

		(B)	Operating Expenses Limitation Agreement dated January 1, 2015 for International Fund (13)

(i)		Legal Opinion

	(1)	Consent of Counsel dated April 29, 2016 (14)

(j)		Other Opinions

	(1)	Consent of Independent Registered Public Accounting Firm – not applicable

(k)		Omitted Financial Statements – None

(l)		Initial Capital Agreements

	(1)	Subscription Agreement (initial seed capital only) (3)

(m)		Rule 12b-1 Plan

	(1)	Distribution and Shareholder Servicing Plan (12b-1 Plan) (13)

(n)		Rule 18f-3 Plan

	(1)	Multiple Class Plan (12)

(o)		Reserved

(p)		Codes of Ethics

	(1)	Code of Ethics for Litman Gregory Funds Trust (13)

	(2)	Code of Ethics for Litman Gregory Fund Advisors, LLC (13)

	(3)	Code of Ethics for ALPS Distributors, Inc. (13)

	(4)	Codes of Ethics for the Sub-Advisors

		(A)	Davis Selected Advisers, L.P. (4)

		(B)	First Pacific Advisors, LLC (14)

		(C)	Thornburg Investment Management, Inc. (14)

		(D)	Wells Capital Management, Inc. (14)

		(E)	Northern Cross, LLC (14)

		(F)	Nuance Investments, LLC (12)

		(G)	Cove Street Capital, LLC (9)

		(H)	Harris Associates L.P.– (14)

		(I)	Sands Capital Management, LLC– (14)

		(J)	DoubleLine Capital LP – (14)

		(K)	Loomis, Sayles & Company, LP – (14)

		(L)	Water Island Capital, LLC – (14)

		(M)	Lazard Asset Management LLC– (14)

		(N)	Fiduciary Management, Inc. (12)

		(O)	Passport Capital, LLC (13)

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(1)	Previously filed as an exhibit to the Registrant’s initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on August 12, 1996, and is herein incorporated by reference.
(2)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996, and is hereby incorporated by reference.
(3)	Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996, and is herein incorporated by reference.
(4)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000, and is herein incorporated by reference.
(5)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004, and is herein incorporated by reference.
(6)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008, and is herein incorporated by reference.
(7)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010, and is herein incorporated by reference.
(8)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed with the SEC on September 2, 2011, and is herein incorporated by reference.
(9)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2012, and is herein incorporated by reference.
(10)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2013, and is herein incorporated by reference.
(11)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on February 26, 2014, and is herein incorporated by reference.
(12)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2014, and is herein incorporated by reference.
(13)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2015, and is herein incorporated by reference.
(14)	Previously filed as an exhibit to the Registrant’s Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2016, and is herein incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VI of Registrant’s By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, “agent” means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint

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venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust’s best interests, and

(b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests, and

(c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person’s conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent’s office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity; or

(b) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person’s duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

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Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b) A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

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Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant’s By-Laws, the Registrant has also entered into indemnification agreements (the “Indemnification Agreements”) with each of the Trustees and with its Chief Compliance Officer (collectively, the “Indemnitees”). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee’s qualification for advancement of expenses or indemnification.

Item 31. Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
Litman Gregory Fund Advisors, LLC	801-52710

Name of Sub-Advisors
Cove Street Capital, LLC	801-72231
Davis Selected Advisors, L.P.	801-31648
DoubleLine Capital LP	801-70942
Fiduciary Management, Inc.	801-15164
First Pacific Advisors, LLC	801-67160
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Northern Cross, LLC	801-62668
Nuance Investments, LLC	801-69682
Passport Capital, LLC	801-65488
Sands Capital Management, LLC	801-64820
Thornburg Investment Management, Inc.	801-17853
Water Island Capital, LLC	801-57341
Wells Capital Management, Inc.	801-21122

Item 32. Principal Underwriters [To be updated]

(a)	ALPS Distributors, Inc., the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

1290 Funds

ALPS Series Trust

Arbitrage Funds

AQR Funds

Barings Funds Trust

BBH Trust

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Broadview Funds Trust

Brown Management Funds

Centre Funds

Century Capital Management Trust

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Cortina Funds, Inc.

CRM Mutual Fund Trust

CSOP ETF Trust

Cullen Funds Trust

DBX ETF Trust

Elevation ETF Trust

Elkhorn ETF Trust

ETFS Trust

FactorShares Trust

Financial Investors Trust

Firsthand Funds

Goldman Sachs ETF Trust

Griffin Institutional Access Real Estate Fund

Heartland Group Inc.

Henssler Funds

Holland Series Fund, Inc.

Index Funds

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Ivy NextShares

James Advantage Funds

Janus Detroit Street Trust

Lattice Strategies Trust

Laudus Funds

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Mairs & Power Funds Trust

Northern Lights Fund Trust (on behalf of the 13D Activist Fund)

Oak Associates Funds

OWLshares Trust

PAX World Series Trust I

PAX World Funds Trust III

Principal Exchange-Traded Funds

Reality Shares ETF Trust

Resource Credit Income Funds

Resource Real Estate Diversified Income Fund

RiverNorth Funds

Smead Funds Trust

SPDR S&P 500 ETF Trust (formerly, SPDR Trust, Series I)

SPDR Dow Jones Industrial Average ETF Trust (formerly, DIAMONDS Trust, Series I)

SPDR S&P MidCap 400 ETF Trust

Stadion Investment Trust

Stone Harbor Investment Funds

USCF ETF Trust

Wakefield Alternative Series Trust

Wasatch Funds

WesMark Funds

Westcore Funds

Wilmington Funds

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(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with ALPS Distributors, Inc.	Positions and Offices with Registrant
Jeremy O. May	President, Director	None

Edmund J. Burke	Director	None

Thomas A. Carter	Executive Vice President, Director	None

Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None

Bradley J. Swenson	Senior Vice President, Chief OperatingOfficer	None

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Randall D. Young**	Secretary	None

Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None

Douglas W. Fleming **	Assistant Treasurer	None

Steven Price	Senior Vice President, Chief Compliance Officer	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

Taylor Ames	Vice President, PowerShares	None

Troy A. Duran	Senior Vice President, Chief Financial Officer	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None

Mark Kiniry	Senior Vice President	None

Tison Cory	Vice President, Intermediary Operations	None

Hilary Quinn	Vice President	None

Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Investment Adviser	Litman Gregory Fund Advisors, LLC 1676 No. California Blvd., Suite 500 Walnut Creek, CA 94596

Registrant’s Fund Administrator	State Street Bank and Trust Company One Lincoln Street Boston, MA 02116

Registrant’s Custodian/Fund Accountant	State Street Bank and Trust Company 1776 Heritage Drive Quincy, MA 02171

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Records Relating to:	Are located at:
Registrant’s Distributor	ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver Colorado 80203

Registrant’s Transfer Agent	Boston Financial Data Services, Inc. 330 West 9th Street Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant’s respective Sub-Advisors:

Cove Street Capital, LLC

2101 East El Segundo, Suite 302

El Segundo, CA 90245

Davis Selected Advisers, L.P.

2949 E. Elvira Rd. Suite 101

Tucson, AZ, 85756

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Fiduciary Management, Inc.

100 East Wisconsin Avenue, Suite 2200

Milwaukee, Wisconsin 53202

First Pacific Advisors, LLC

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, IL 60606

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Northern Cross, LLC

125 Summer Street, Suite 1410

Boston, MA 02110

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Passport Capital, LLC

One Market Street

Steuart Tower, Suite 2200

San Francisco, CA 94105

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

Wells Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, WI 53051

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Item 34. Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35. Undertakings

Registrant hereby undertakes to:

(1)	Furnish each person to whom a Prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

(2)	If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 63 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Walnut Creek and State of California, on the 17th day of February, 2017.

LITMAN GREGORY FUNDS TRUST

By:	/s/ Jeremy DeGroot
Jeremy DeGroot
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 63 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Julie Allecta*	Trustee	February 17, 2017
Julie Allecta

/s/ Jeremy DeGroot Jeremy DeGroot	Trustee and President (Principal Executive Officer)	February 17, 2017

/s/ Frederick A. Eigenbrod, Jr.*	Trustee	February 17, 2017
Frederick A. Eigenbrod, Jr.

/s/ Kenneth E. Gregory*	Trustee	February 17, 2017
Kenneth E. Gregory

/s/ Harold M. Shefrin*	Trustee	February 17, 2017
Harold M. Shefrin

/s/ Taylor M. Welz*	Trustee	February 17, 2017
Taylor M. Welz

/s/ John Coughlan John Coughlan	Treasurer (Principal Financial Officer)	February 17, 2017

* By: /s/ John Coughlan
John Coughlan, Attorney-in-Fact